Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT
Amendment No. 4, dated as of March 7, 2019 (this “Amendment”), by and among XPO LOGISTICS, INC., a Delaware corporation (the “Borrower”), certain of the Borrower’s Subsidiaries signatory hereto, the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), relating to the Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, that certain Refinancing Amendment (Amendment No. 2 to Credit Agreement), dated as of March 10, 2017 and that certain Refinancing Amendment (Amendment No. 3 to Credit Agreement), dated as of February 23, 2018, the “Credit Agreement”), among the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent.
WHEREAS, the Borrower and the Requisite Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Amendment. Effective as of the Amendment No. 4 Closing Date (as defined below), clause (v) of the proviso to Section 2.15(c) shall be amended to read in its entirety as follows:
“(v) with respect to any Incremental Loans incurred pursuant to clause (a) of this Section 2.15, if the All-in Yield on such Incremental Loans exceeds the initial All-in Yield for any existing Loans by more than 50 basis points (or, in the case of up to $500,000,000 aggregate principal amount of such Incremental Loans incurred on or prior to the date that is 90 days after March 7, 2019, 75 basis points) (the amount of such excess above 50 or 75 basis points, as applicable, being referred to herein as the “Yield Differential”), then the Applicable Margin for such existing Loans shall automatically be increased by the Yield Differential applicable to such Loans, effective upon the making of the Incremental Loans (and Borrower shall be entitled, without the consent of any other Lender, to increase the All-in Yield on any Loans as necessary to ensure the Incremental Loans are “fungible” with any existing Loans),”.
Section 3.    Representations and Warranties. The Borrower and each other Credit Party hereby represents and warrants to the Agent and the Lenders that on the Amendment No. 4 Closing Date:
(i)    no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the effectiveness of this Amendment; and
(ii)    the representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 4 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;
Section 4.    Effectiveness. This Amendment shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions, which date is March 7, 2019, the “Amendment No. 4 Closing Date”):
(i)    The Agent shall have received from the Borrower, each other Credit Party, the Agent and Requisite Lenders (each Lender party hereto, a “Consenting Lender”, and collectively, the “Consenting Lenders”) an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;
(ii)    The Agent shall have received, for the ratable account of the Consenting Lenders, an amendment fee equal to $1,503,000, which fee shall be shared among the Consenting Lenders based on each Consenting Lender’s pro rata share of the outstanding Loans held by all Consenting Lenders immediately prior to the effectiveness of this Amendment;
(iii)    All fees and out-of-pocket expenses of the Agent required to be paid or reimbursed by the Borrower on the Amendment No. 4 Closing Date under Section 12.3 of the Credit Agreement, shall, to the extent invoiced and provided in writing to the Borrower at least one Business Day prior to the Amendment No. 4 Closing Date, have been paid or reimbursed; and
(iv)    The representations and warranties made pursuant to Section 3 hereof shall be true and correct in all material respects on and as of the Amendment No. 4 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;
Section 5.    Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
Section 6.    Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 4 Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.
Section 7.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

XPO LOGISTICS, INC.

By:	/s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer

[Signature Page – Amendment No. 4 to XPO Senior Secured Term Loan Credit Agreement]

GUARANTORS:
BOUNCE LOGISTICS, LLC
CON-WAY MULTIMODAL INC.
MANUFACTURERS CONSOLIDATION SERVICE OF
CANADA, INC.
XPO AIR CHARTER, LLC
XPO CNW, INC.
XPO COURIER, LLC
XPO CUSTOMS CLEARANCE SOLUTIONS, LLC
XPO DEDICATED, LLC
XPO ENTERPRISE SERVICES, INC.
XPO GLOBAL FORWARDING, INC.
XPO INTERMODAL, INC.
XPO INTERMODAL SERVICES, LLC
XPO INTERMODAL SOLUTIONS, INC.
XPO LAND HOLDINGS, LLC
XPO LAST MILE, INC.
XPO LAST MILE HOLDING, INC.
XPO LOGISTICS CARTAGE, LLC
XPO LOGISTICS DRAYAGE, LLC
XPO LOGISTICS EXPRESS, LLC
XPO LOGISTICS FREIGHT, INC.
XPO LOGISTICS MANAGED TRANSPORTATION, LLC
XPO LOGISTICS MANUFACTURING, LLC
XPO LOGISTICS NLM, LLC
XPO LOGISTICS PORT SERVICES, LLC
XPO LOGISTICS SUPPLY CHAIN CORPORATE SERVICES,
INC.
XPO LOGISTICS SUPPLY CHAIN HOLDING COMPANY
XPO LOGISTICS SUPPLY CHAIN OF NEW JERSEY, LLC
XPO LOGISTICS SUPPLY CHAIN OF TEXAS, LLC
XPO LOGISTICS SUPPLY CHAIN, INC.
XPO LOGISTICS WORLDWIDE GOVERNMENT SERVICES,
LLC
XPO LOGISTICS WORLDWIDE, INC.
XPO LOGISTICS WORLDWIDE, LLC
XPO LOGISTICS, LLC
XPO LTL SOLUTIONS, INC.
XPO PROPERTIES, INC.
XPO SERVCO, LLC
XPO STACKTRAIN, LLC
XPO TRANSPORT, LLC

By:	/s/ Ravi Tulsyan
Name: Ravi Tulsyan
Title: Senior Vice President and Treasurer

[Signature Page – Amendment No. 4 to XPO Senior Secured Term Loan Credit Agreement]

PDS TRUCKING, INC.
XPO DISTRIBUTION SERVICES, INC.

By:	/s/ Dominick Muzi
Name: Dominick Muzi
Title: President & Chief Operating Officer

CTP LEASING, INC.

By:	/s/ Donald Powers
Name: Donald Powers
Title: President

[Signature Page – Amendment No. 4 to XPO Senior Secured Term Loan Credit Agreement]

AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:	/s/ Chance Moreland
Names:	Chance Moreland
Title	Authorized Signatory

[Signature Page – Amendment No. 4 to XPO Senior Secured Term Loan Credit Agreement]

LENDERS’ SIGNATURE PAGES
[Held on file with Agent]

[Signature Page – Amendment No. 4 to XPO Senior Secured Term Loan Credit Agreement]